CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	May. 02, 2015	May. 03, 2014	Apr. 27, 2013
Sales	$ 6,069,497	$ 6,381,357	$ 6,839,005
Cost of sales and occupancy	4,196,998	4,523,422	5,156,499
Gross profit	1,872,499	1,857,935	1,682,506
Selling and administrative expenses	1,545,152	1,606,936	1,675,376
Depreciation and amortization	194,174	216,807	227,134
Operating income (loss)	133,173	34,192	(220,004)
Interest expense, net and amortization of deferred financing fees	(17,890)	(29,507)	(35,345)
Income (loss) before income taxes	115,283	4,685	(255,349)
Income taxes (benefit)	78,687	51,953	(97,543)
Net income (loss)	$ 36,596	$ (47,268)	$ (157,806)
Income (loss) per common share
Basic	$ 0.21	$ (1.12)	$ (3.02)
Diluted	$ 0.21	$ (1.12)	$ (3.02)
Weighted average common shares outstanding
Basic	60,842	58,971	58,247
Diluted	60,928	58,971	58,247